SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to

Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Elephant Talk Communications Corp.

(Name of Registrant as Specified In Its Charter)

N/A

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ELEPHANT TALK COMMUNICATIONS CORP. Important

Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting To Be Held on October 4, 2012

Skyline Hotel 725 Tenth Avenue, New York, New York 10019

This communication is not a ballot, proxy or form of voting. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at http://viewproxy.com/elephanttalk/2012/.

If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before September 26, 2012 to facilitate timely delivery. If you do not so request a copy, you will not receive a paper copy.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper copies of your proxy materials are provided below and on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

Please contact Steve Gersten at Steve.Gersten@elephattalk.com of (813) 926-8920 for directions to the meeting.

 To the Stockholders of ELEPHANT TALK COMMUNICATIONS CORP.

Notice is hereby given that the Annual Meeting of Stockholders of Elephant Talk Communications Corp. will be held on October 4, 2012 at 10:00 a.m. Eastern Time at the the Skyline Hotel, 725 Tenth Avenue, New York, New York 10019 for the following purposes:

1. To elect five directors for a term expiring at the next annual meeting of the company, or until their successors are duly elected and qualified.

Nominees:

01. Steven Van Der Velden, 02. Johan Dejager, 03. Phil Hickman, 04. Rijkman Groenink, 05. Charles Levine

2. To approve issuance of shares in connection with the conversions and stock payments associated with certain 8% senior secured convertible notes issued on March 31, 2012.

3. To ratify the appointment of BDO USA LLP as our independent registered public accounting firm for the fiscal year ending December

31, 2012.

4. To approve, by a non-binding vote, the company’s executive compensation.

5. To approve, by a non-binding vote, the frequency of future stockholder advisory votes relating to the company’s executive compensation.

6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

Material for this annual meeting and future meetings may be requested by one of the following methods:

By logging on to http://viewproxy.com/elephanttalk/2012/. Have the 11 digit control number available when you access the website and follow the instructions.
Call 1-877-777-2857 TOLL FREE

By email at:requests@viewproxy.com

* If requesting material by email, please send a blank email with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your email requesting material.

You must use the 11 digit control number located in the box below.

Elephant Talk Communications Corp.

Skyline Hotel 725 Tenth Avenue, New York, New York 10019

The following proxy materials are available to you for review at: http://viewproxy.com/elephanttalk/2012/

2012 Proxy Statement

2011 Annual Report

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.

You must reference your control number to vote by Internet or request a paper copy of the proxy materials.

You May Vote Your Proxy When You View The Material On The Internet

You Will Be Asked To Follow The Prompts To Vote Your Shares

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857

or

By logging onto http://viewproxy.com/elephanttalk/2012/

or

By email at: requests@viewproxy.com

Please include the company name and your control number in the subject line.